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                                                                   EXHIBIT 10.13

                              SECOND AMENDMENT TO
                         REGISTRATION RIGHTS AGREEMENT

          THIS SECOND AMENDMENT (this "Amendment") is entered into as of the day of August, 1996, between Flores & Rucks, Inc., a Delaware corporation ("FRI"), Flores & Rucks, Inc., a Louisiana corporation ("FRI Louisiana"), Enron Finance Corp. ("Enron") and Merrill Lynch Capital Markets plc ("Merrill"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement dated as of December 7, 1994 (the "Agreement"), among FRI, FRI Louisiana and Enron (collectively, the "Original Parties").

          WHEREAS, the Original Parties entered into the Agreement for the purpose of granting the Rights to Enron; and

          WHEREAS, the Original Parties executed a Waiver and Amendment, dated January 19, 1996 (the "Waiver and Amendment"), for the purpose of waiving or amending certain provisions of the Agreement; and

          WHEREAS, in connection with the transfer of a portion of the Registrable Shares from Enron to Merrill, the Original Parties wish to further amend the Agreement in order to include Merrill as a party to the Agreement and the Waiver and Amendment and to transfer to Merrill Enron's Rights under
Section 2(a) of the Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement and the Waiver and Amendment as follows:

          1. Merrill is hereby made a party to the Agreement and the Waiver and Amendment and, except with respect to, and as limited by, the definition of "Holder" as amended by Paragraph 2 of this Amendment, all references to the rights, powers, obligations and limitations of Enron in the Agreement or the Waiver and Amendment shall be deemed to refer to each of Enron and Merrill. By executing this Amendment, (i) Merrill agrees to be bound by the terms of, and to assume the rights, powers, obligations and limitations under, the Agreement and the Waiver and Amendment, (ii) FRI and FRI Louisiana agree to grant all of the rights, powers and other benefits under the Agreement and the Waiver and Amendment to Merrill and (iii) Enron consents to this Amendment and to Merrill being made a party to the Agreement.

          2. Section 1 of the Agreement is hereby amended such that the definition of "Holder" reads in its entirety as follows:

          " "Holder" means Enron, Merrill Lynch Capital Markets plc and any other Person holding Registrable Shares; provided, that such Person acquired such Registrable Shares in accordance with Section 7 of this Agreement; and provided further, that Enron shall not have any Rights under Section 2(a) hereof."
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          3.  Section 2 of the Agreement is hereby amended such that the second paragraph of Section 2(b) shall read in its entirety as follows:

          "Upon the written request of a Holder or Holders delivered to FRI within two business days after receipt of any such notice, FRI shall use its best efforts (subject to the provisions of this Section 2(b)) to cause all Registrable Shares, the Holders of which shall have so requested registration thereof, to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by the Holder or Holders of such Registrable Shares; provided however, FRI may elect not to file a registration statement pursuant to this Section 2(b) or may withdraw any registration statement filed pursuant to this Section 2(b) at any time prior to the effective date thereof."

          4. The address and facsimile number for communications to Merrill under the Agreement shall be:

             Merrill Lynch Capital Markets plc
             c/o Merrill Lynch & Co.
             One Houston Center
             1221 McKinney
             Suite 2700
             Houston, Texas 77010
             Facsimile: (713) 759-2588
             Attention: Greg Pipkin

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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                              FLORES & RUCKS, INC., a Delaware corporation



                              By:
                                 -----------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                              FLORES & RUCKS, INC., a Louisiana corporation



                              By:
                                 -----------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                              ENRON FINANCE CORP.



                              By:
                                 -----------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                              MERRILL LYNCH CAPITAL MARKETS PLC



                              By:
                                 -----------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

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